                                                                     Exhibit 3.8

                 CANADA BUSINESS                  [GRAPHIC]             LOI SUR LES CORPORATIONS
                CORPORATIONS ACT                                        COMMERCIALES CANADIENNES

                      FORM 1                                                    FORMULE 1

             ARTICLES OF INCORPORATION                                   STATUTS D'INCORPORATION
                    (SECTION 5)                                                 (ARTICLE 6)

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1 - Name of Corporation                                       Nom de la corporation

       3339815 CANADA LTD.

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2 - The place in Canada where the registered                  Lieu au Canada ou doit etre situe le siege
    office is to be situated                                  social

       Regina, Saskatchewan

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3 - The classes and any maximum number of shares              Categories et tout nombre maximal d'lactions
    that the corporation is authorized to issue               que la corporation est autorisee a emettre

       There shall be one class of shares consisting of an unlimited number of Class "A" shares each carrying the right to one vote at all meetings of shareholders and fully participating as to dividends and distributions of capital upon liquidation or winding-up of the Corporation.

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4 - Restrictions if any on share transfers                    Restrictions sur le transfer des actions
                                                              s'il y a lieu.

       No shareholder shall be entitled to transfer a share held by him unless such transfer has been approved by resolution of the Bo ard of Directors.

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5 - Number for minimum and maximum number) of                 Nombre (a nombre minimum et maximum)
    directors                                                 d'administrateurs

       A minimum of one (1) and a maximum of ten (10) directors.

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6- Restrictions if any on business the                        Restrictions imposees quant aux entreprises
   corporation may carry on                                   que la corporation peut exploiter s'il y
                                                              a lieu

       Nil

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7 - Other provisions if any                                   Autres dispositions s'il y a lieu

       1.   The number of shareholders of the Corporation is limited to 50.
       2. An invitation to the public to subscribe for securities of the Corporation is prohibited.
       3. The Corporation has a lien on a share registered in the name of a shareholder or his legal representative for any debt of that shareholder to the Corporation.

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8 - Incorporators                            ____________
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                                  Address (includes postal code)
Names - Noma                     Address (inclure la code postal)                        Signature
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Maxine K. Seib      5710 - 2nd Avenue North, Regina, Saskatchewan,S4R 5M5       /s/ Maxine K. Seid
                                                                                ---------------------------
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FOR DEPARTMENTAL USE ONLY                                     A L' USAGE DU MINISTERE SEULEMENT
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Corporation No - No de la corporation                         Filed - deposee
       333981-5                                               JAN 27 1997
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

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[GRAPHIC]

     Consumer and             Consummation                      FORM 3
     Corporation ____ Canada  et Corporations Canada    NOTICE OF REGISTERED             FORMULE 3
                                                        OFFICE OR NOTICE       AVIS DU LIEU DU SIEGE SOCIAL
     Canada Business          Loi sur les Corporations      OF CHANGE             OU AVIS DE CHANGEMENT
     Corporations Act         commerciales canadiennes  OR REGISTERED OFFICE       DU LIEU DU SIEGE SOCIAL

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

1 - Name of Corporation - Denomination de la societe          2 - Corporation No.- No.de la societe
       3339815 CANADA LTD.

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3 - Address of the registered office                          Adresse du siege societe

       1500 - 1874 Scarth Street,
       Regina, Saskatchewan,
       54P 4E9.

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4 - Effective date of changes                                 Date effective ou changement

       n/a

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5 - Previous address of the registered office                 Addresse precedement du
                                                              siege societe
       n/a

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Date                Signature             Department of cities - Description du poste


140197          /s/ Maxine K. Seib                Incorporator
                -----------------------
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

                CANADA BUSINESS                     [GRAPHIC]                  LOI SUR LES SOCIETES
               CORPORATIONS ACT                                              COMMERCIALES CANADIENNES

                    FORM 6                                                            FORMULE 6

             NOTICE OF DIRECTORS                                              AVIS DES ADMINISTRATEURS
     OR NOTICE OF CHANGE OF DIRECTORS                                OU AVIS DE CHANGEMENT DES ADMINISTRATEURS
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1 - Name of Corporation - Denomination de __ societe          2 - Corporation No. - No de la societe

                   CANADA LTD.
    --------------

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3 - The following persons became directors of this            Les personnes suivantes sont dovonues
corporation:                                                  administrateurs de la presente societe:

Effective Date - Date d'entree en vigueur Incorporation

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                                                                           _____________
 Name - Nom      Residential Address - Adresse ___________    Occupation   _____________
----------------------------------------------------------------------------------------------------------------
Maxine K. Seib   5710 - 2nd Avenue North, Regina,             Corporate      Canadian
                 Saskatchewan, S4R 5M5.                       Paralegal
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4 - The following persons ceased to be directors of this      Les personnes __________ on ___________
corporation:                                                  administrateurs de la ___________ societe:

Effective Date - Date d'entree en vigueur

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 Name - Nom      Residential Address - Adresse residentelle
----------------------------------------------------------------------------------------------------------------

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5 - The directors of this corporation are:                    Les administrateurs de la presente societe sont
                                                              maintenant:

----------------------------------------------------------------------------------------------------------------
                                                                           _____________
 Name - Nom      Residential Address - Adresse ___________    Occupation   _____________
----------------------------------------------------------------------------------------------------------------
Maxine K. Seib   5710 - 2nd Avenue North, Regina              Corporate      Canadian
                 Saskatchewan, S4R 5M5.                       Paralegal

----------------------------------------------------------------------------------------------------------------
Date             Signature                      Description of Office - Description du poste


140197           /s/ Maxine K. Seib                               Incorporator
                 ------------------------
----------------------------------------------------------------------------------------------------------------

[GRAPHIC]   Consumer and              Consummation
            Corporate Affairs Canada  et Corporation Canada
                                                                         FORM 4                FORMULE 4
            _________ Business        Loi sur les societes      ARTICLES OF AMENDMENT   CLAUSES MODIFICATRICES
            ____________ Act          commerciales canadiennes   (SECTION 27 OR 171)      (SECTION 27 OU 171)

----------------------------------------------------------------------------------------------------------------
1 - Name of Corporation - Denomination de la societe           2 - Corporation No. - No. de la societe

              3339815 CANADA LTD.                                      333981-5
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3 - The articles of the above-named corporation are amended    Les Status de la societe ci-haut mantonee
    as follows:                                                sou modifies de la facon suivante

          Paragraph 1 of the Articles of the Corporation be deleted and the following substituted therefor:

          1.   Name of Corporation:

               IPSCO Recycling Inc.

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Date                Signature             Description of Office - Description du poste


February 20, 1997   /s/ Maxine K. Seib    Maxine K. Seib, Director
                    -------------------
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                                          FOR DEPARTMENTAL USE ONLY - A L'USAGE DU MINISTERE SEULEMENT
                                          Filed - ____________
----------------------------------------------------------------------------------------------------------------